                                                                    Exhibit 10jj




                         BRUSH ENGINEERED MATERIALS INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN
                               (2000 Restatement)

                                TABLE OF CONTENTS

                                                                                                       PAGE
ARTICLE 1            ESTABLISHMENT OF THE PLAN.....................................................       1

ARTICLE 2            DEFINITIONS...................................................................       1
            2.1      Account.......................................................................       1
            2.2      Board.........................................................................       1
            2.3      Code..........................................................................       1
            2.4      Company.......................................................................       1
            2.5      Compensation..................................................................       1
            2.6      Compensation Committee........................................................       1
            2.7      Deferred Compensation.........................................................       2
            2.8      Election Agreement............................................................       2
            2.9      Employee......................................................................       2
            2.10     Participant...................................................................       2
            2.11     Plan..........................................................................       2
            2.12     Plan Administrator............................................................       2
            2.13     Plan Year.....................................................................       2
            2.14     Trust.........................................................................       2
            2.15     Valuation Date................................................................       2

ARTICLE 3            PARTICIPATION.................................................................       2
            3.1      Eligibility...................................................................       2
            3.2      Participation.................................................................       2

ARTICLE 4            BENEFITS......................................................................       3
            4.1      Deferred Compensation.........................................................       3
            4.2      Election Procedures...........................................................       3

ARTICLE 5            ACCOUNTS......................................................................       4
            5.1      Participant Accounts..........................................................       4
            5.2      Investment Return.............................................................       4
            5.3      Valuation of Accounts.........................................................       4

ARTICLE 6            DISTRIBUTIONS.................................................................       5
            6.1      Termination of Employment.....................................................       5
            6.2      Death.........................................................................       5

ARTICLE 7            ADMINISTRATION................................................................       5
            7.1      Plan Administrator............................................................       5
            7.2      Appointment of Administrative Committee.......................................       5
            7.3      Powers of Plan Administrator..................................................       5
            7.4      Limitation of Liability.......................................................       6
            7.5      Claims Procedures.............................................................       6

                                        i
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
ARTICLE 8            MISCELLANEOUS.................................................................       7
            8.1      Unfunded Plan.................................................................       8
            8.2      Spendthrift Provision.........................................................       8
            8.3      Employment Rights.............................................................       8
            8.4      Withholding of Taxes..........................................................       8
            8.5      Amendment or Termination......................................................       8
            8.6      No Fiduciary Relationship Created.............................................       8
            8.7      Release.......................................................................       8
            8.8      No Warranty or Representation.................................................       8
            8.9      Construction..................................................................       9
            8.10     Governing Law.................................................................       9
            8.11     Counterparts..................................................................       9

                         BRUSH ENGINEERED MATERIALS INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                               (2000 Restatement)


                                    ARTICLE 1

                     AMENDMENT AND RESTATEMENT OF THE PLAN

           Brush Wellman Inc., an Ohio corporation ("Brush"), previously established the Brush Wellman Inc. Executive Deferred Compensation Plan (the "Brush Plan"), for the purpose of providing deferred compensation to employees who are eligible under the terms and conditions thereof, which plan is intended to be a non-qualified deferred compensation arrangement for a select group of management and highly compensated employees. Brush now desires to amend and restate the Brush Plan, effective as of the Effective Time (as such term is defined below), on the terms and conditions set forth herein.

           Accordingly, the Brush Plan is hereby amended and restated in its entirety effective as of the Effective Time, with respect to persons who are Employees (as such term is defined below) on or after the Effective Time, in accordance with the following terms and conditions.

                                    ARTICLE 2

                                   DEFINITIONS

           The following terms shall have the following meanings described in this Article unless the context clearly indicates another meaning. All references in the Plan to specific Articles or Sections shall refer to Articles or Sections of the Plan unless otherwise stated.

           2.1 Account means the record or records established for each Participant in accordance with Section 5.1.

           2.2 Board means the Board of Directors of Company.

           2.3 Code means the Internal Revenue Code of 1986, as amended.

           2.4 Company means Brush Engineered Materials Inc., an Ohio corporation.

           2.5 Compensation means a Participant's taxable cash compensation (reportable on Form W-2) for the Plan Year or scheduled pay period, but only to the extent that such compensation exceeds the limit imposed on compensation taken into account under the Brush Engineered Materials Inc. Savings and Investment Plan (formerly known as the Brush Wellman Inc. Savings and Investment
Plan) by reason of Code Section 401(a)(17) as determined by the Plan Administrator.


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           2.6 Compensation Committee means in respect of periods from and after the Effective Time the Organization and Compensation Committee of the Board or, at any time that no such committee exists, the Board, and means in respect of periods prior to the Effective Time the Organization and Compensation Committee of Brush.

           2.7 Deferred Compensation means a Participant's Compensation allocated to the Participant's Account in accordance with Section 4.1 of the Plan.

           2.8 Election Agreement means the written agreement entered into by an Employee, which shall be irrevocable, pursuant to which the Employee becomes a Participant in the Plan and selects Deferred Compensation and the period over which such amounts and investment return thereon will be paid.

           2.9 Effective Time means the "Effective Time" as defined in that certain Agreement of Merger executed or to be executed by and among Brush Merger Co., Brush and Company.

           2.10 Employee means, with respect to each Employer, management and highly compensated employees.

           2.11 Employer means the Company and Brush, and any other corporation in a controlled group of corporations (under Code Section 414(b)) of which Company is a member which, with the authorization of the Board, adopts the Plan for the benefit of its employees pursuant to resolution of its board of directors.

           2.12 Participant means an Employee or former Employee of an Employer who has met the requirements for participation under Section 3.1 and who is or may become eligible to receive a benefit from the Plan or whose beneficiary may be eligible to receive a benefit from the Plan.

           2.13 Plan means the plan, the terms and provisions of which are herein set forth, and as it has been or may be amended or restated from time to time, designated as "The Brush Wellman Inc. Executive Deferred Compensation Plan" in respect of periods prior to the Effective Time and as "The Brush Engineered Materials Inc. Executive Deferred Compensation Plan" in respect of periods from and after the Effective Time.

           2.14 Plan Administrator means, in respect of periods from and after the Effective Time, the Company, and means, in respect of periods prior to the Effective Time, Brush.

           2.15 Plan Year means the period beginning on January 1 and ending on December 31 of each year.

           2.16 Trust means any trust that may be maintained pursuant to Article 8.

           2.17 Valuation Date means the last business day of each calendar month.


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                                    ARTICLE 3

                                  PARTICIPATION

           3.1 Eligibility. An Employee shall be eligible to participate in the Plan if he or she is an Employee designated as eligible by the Compensation Committee or, in respect of periods prior to the Effective Time, by the Organization and Compensation Committee of the Board of Directors of Brush. Individuals not specifically designated by the Compensation Committee are not eligible to participate in the Plan.

           3.2 Participation. An Employee shall become a Participant as of the date he or she satisfies the eligibility requirements of Section 3.1 and completes all administrative forms required by the Plan Administrator. A Participant's participation in the Plan shall terminate upon termination of employment with the Company and all direct and indirect subsidiaries of Company or upon such other events as determined by the Compensation Committee.

                                    ARTICLE 4

                                    BENEFITS

           4.1 Deferred Compensation. Subject to any limitations established by the Compensation Committee or the Plan Administrator, a Participant may elect to have his or her Compensation deferred in any amount not to exceed the Participant's full Compensation less applicable tax withholding, and to have that amount credited to his or her Account as Deferred Compensation. Deferred Compensation shall be credited to a Participant's Account monthly. A Participant shall at all times have a fully vested interest in his or her Account.

           4.2 Election Procedures. (a) An Employee who is eligible to become a Participant in the Plan must complete, sign and file an election form with the Plan Administrator no later than 30 days following the date on which such Employee first becomes eligible to participate in the Plan in order to become a Participant in the Plan Year in which the Employee first becomes eligible.

                     (b) A Participant's Election Agreement shall be effective only as to Compensation payable with respect to services rendered by the Participant after the date the Election Agreement is completed, signed and filed with the Plan Administrator.

                     (c) Each Participant shall specify on his or her Election Agreement the Compensation the Participant elects to defer each Plan Year and whether the Deferred Compensation plus investment return credited to such Deferred Compensation will be paid in a single lump sum or in not more than five annual installments upon termination of employment with the Company and all direct and indirect subsidiaries of the Company.

                     (d) A Participant can change his or her Election Agreement and an eligible Employee who is not a Participant may become a Participant, as of any January 1 by completing, signing and filing an Election Agreement with the Plan Administrator not later than the preceding December 31. A Participant who does not complete a new Election Agreement for a Plan Year will be deemed to have elected not to have any Deferred Compensation for the Plan Year.


                                    ARTICLE 5

                                    ACCOUNTS

           5.1 Participant Accounts. The Plan Administrator shall establish a separate Account in the name of each Participant in respect of each Employer of such Participant for all amounts attributable to Deferred Compensation for each Plan Year for which the Participant has elected to defer Compensation otherwise payable by such Employer. A Participant's Account shall be maintained by the Plan Administrator in accordance with the terms of this Plan until all of the Deferred Compensation and investment return to which a Participant is entitled has been distributed to a Participant or his or her beneficiary in accordance with the terms of the Plan. A Participant shall be fully vested in his or her Account at all times.

           5.2 Investment Return. Each Account shall be deemed to bear an investment return as if invested in the manner elected by the Participant from a list of investment funds determined by the Compensation Committee from the date of crediting of Deferred Compensation and income thereon through the date of complete distribution of the Account. The Company shall have no obligation to actually invest funds pursuant to a Participant's elections, and if the Company does invest funds, a Participant shall have no rights to any invested assets other than as a general unsecured creditor of the Company.

           5.3 Valuation of Accounts. The value of an Account as of any Valuation Date shall equal the amounts previously credited to such Account less any payments debited to such Account plus the investment return deemed to be earned on such Account in accordance with Section 5.2 through the Valuation Date.



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                                    ARTICLE 6

                                  DISTRIBUTIONS

           6.1 Termination of Employment. Upon termination of employment for any reason other than death, a Participant's Account shall be distributed to the Participant in a single lump sum payment or in not more than five annual installments, as elected by the Participant on his or her Election Agreement for the Plan Year. Payment will be made or begin on the business day coinciding with or next following the sixtieth (60th) day after the Participant's termination of employment or as soon thereafter as is administratively practicable. Installment payments shall be calculated and recalculated annually by multiplying the balance credited to the Participant's Account (including any increase or decrease resulting from investment return) as of the most recent Valuation Date by a fraction, the numerator of which is one and the denominator of which is the remaining number of payments to be made to the Participant.

           6.2 Death. If a Participant dies prior to termination of employment or complete distribution of his or her Account, the amounts credited to his or her Account will be distributed in the manner elected by the Participant on his or her Election Agreement to the beneficiary named by the Participant on a beneficiary designation form filed with the Company or, in the case of any filing prior to the Effective Time, with Brush. Payment of a death benefit will begin on the business day coinciding with or next following the sixtieth (60th) day after a Participant's death or as soon thereafter as is administratively practicable. The Participant may change the beneficiary designation at any time by signing and filing a new beneficiary designation form with the Plan Administrator. If for any reason no beneficiary is designated or no beneficiary survives the Participant, the beneficiary shall be the Participants estate. If the Participant designates a trust as beneficiary, the Plan Administrator shall determine the rights of the trustee without responsibility for determining the validity, existence or provisions of the trust. Further, neither the Plan Administrator nor the Company nor any Employer shall have responsibility for the application of sums paid to the trustee or for the discharge of the trust.


                                    ARTICLE 7

                                 ADMINISTRATION

           7.1 Plan Administrator. The Company shall have the sole responsibility for the administration of the Plan and is designated as Plan Administrator.

           7.2 Appointment of Administrative Committee. The Company may delegate its duties as Plan Administrator to an Administrative Committee. The members of the Administrative Committee shall be selected by the Board.

           7.3 Powers of Plan Administrator. The Plan Administrator shall have the full and exclusive power, discretion and authority to administer the Plan. The determinations and decisions of the Plan Administrator are final and binding on all persons. The Plan Administrator's powers shall include but shall not be limited to, the power to:

                      (a) Maintain records pertaining to the Plan.

                      (b) Interpret the terms and provisions of the Plan, and to construe ambiguities and correct omissions.

                      (c) Establish procedures by which Participants may apply for benefits under the Plan and appeal a denial of benefits.

                      (d) Determine the rights under the Plan of any Participant applying for or receiving benefits.

                      (e) Administer the claims procedure provided in this Article.

                      (f) Perform all acts necessary to meet the reporting and disclosure obligations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA").

                      (g) Delegate specific responsibilities for the operation and administration of the Plan to such employees or agents as it deems advisable and necessary.

           In the exercise of its powers, the Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by any accountant or consultant and upon opinions given by any legal counsel in each case duly selected by the Plan Administrator.

           7.4 Limitation of Liability. The Plan Administrator and the Company and all other Employers, and their respective officers and directors (including but not limited to the members of the Board), shall not be liable for any act or omission relating to their duties under the Plan, unless such act or omission is attributable to their own willful misconduct or lack of good faith

           7.5 Claims Procedures. (a) All claims under the Plan shall be directed to the attention of the Plan Administrator. Any Participant or beneficiary whose application for benefits or other claim under the Plan has been denied, in whole or in part, shall be given written notice of the denial by the Plan Administrator within sixty (60) days after the receipt of the claim. The notice shall explain that the Participant or beneficiary may request a review of the denial and the procedure for requesting review. The notice shall describe any additional information necessary to perfect the Participant's or beneficiary's claim and explain why such information is necessary. If a Participant or beneficiary does not receive a written response to a claim within sixty (60) days after receipt of the claim by the Plan Administrator, the claim will be deemed to be denied.

                      (b) A Participant or beneficiary may make a written request to the Plan Administrator for a review of any denial of claims under this Plan. The request for review must be in writing and must be made within sixty (60) days after the mailing date of the notice of denial or the deemed denial. The request shall refer to the provisions of the Plan on which it is based and shall set forth the facts relied upon as justifying a reversal or modification of the determination being appealed.

                     (c) A Participant or beneficiary who requests a review of denial of claims in accordance with this claims procedure may examine pertinent documents and submit pertinent issues and comments in writing. A Participant or beneficiary may have a duly authorized representative act on his or her behalf in exercising his or her right to request a review and any other rights granted by this claims procedure. The Plan Administrator shall provide a review of the decision denying the claim within sixty (60) days after receiving the written request for review. If a Participant or beneficiary does not receive a written response to a request for a review within the foregoing time limit, such request will be deemed to be denied. A decision by the Plan Administrator for review shall be final and binding on all persons.


                                    ARTICLE 8

                                  MISCELLANEOUS

           8.1 Unfunded Plan. (a) The Plan shall be an unfunded plan maintained by the Company and the other Employers for the purpose of providing benefits for a select group of management or highly compensated employees. Neither the Company nor any other Employer shall be required to set aside, earmark or entrust any fund or money with which to pay their obligations under this Plan or to invest in any particular investment vehicle and may change investments of Company assets at any time.

                     (b) The Company may establish a Trust to hold property that may be used to pay benefits under the Plan. The Trust shall be intended to be a grantor trust, within the meaning of Section 671 of the Code, of which the Company is the grantor, and the Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the assets of the Trust will remain the property of the Company and will be subject to the claims of creditors in the event of bankruptcy or insolvency, as provided in the Trust Agreement. No Participant or person claiming through a Participant will have any priority claim on the assets of the Trust or any security interest or other right superior to the rights of a general creditor of the Company or the other Employers as provided in the Trust Agreement.

                     (c) Subject to the following provisions of this Section 8(c), all benefits under this Plan shall be paid by the Participant's Employer(s) from its general assets and/or the assets of the Trust, which assets shall, at all times, remain subject to the claims of creditors as provided in the Trust Agreement. No Employer, other than the Company as provided below, shall have any obligation to pay benefits hereunder in respect of any Participants who are not Employees or former Employees of such Employer. The obligation of each Employer hereunder in respect of any Participant shall be limited to the amounts payable to such Participant from the Account established for such Participant in respect of employment with that Employer, except that if an Employer shall fail to make or cause to be made any benefit payment hereunder when due, the

Company shall promptly make such benefit payment from its general assets and/or the assets of the Trust.

                     (d) Neither Participants, their beneficiaries nor their legal representatives shall have any right, other than the right of an unsecured general creditor, against the Company or any other Employer in respect of any portion of a Participant's Account and shall have no right, title or interest, legal or equitable, in or to any asset of the Company or any other Employer or the Trust.

           8.2 Spendthrift Provision. The Plan shall not in any manner be liable for or subject to the debts or liabilities of any Participant or beneficiary. No benefit or interest under the Plan is subject to assignment, alienation, pledge or encumbrance, whether voluntary or involuntary, and any purported or attempted assignment, alienation, pledge or encumbrance of benefits shall be void and will not be recognized by the Company or any other Employer.

           8.3 Employment Rights. The existence of the Plan shall not grant a Participant any legal or equitable right to continue as an Employee nor affect the right of the Company or any other Employer to discharge a Participant.

           8.4 Withholding of Taxes. To the extent required by applicable law, the Company or another Employer will withhold from Compensation and/or Deferred Compensation and any payment hereunder all taxes required to be withheld for federal, state or local government purposes.

           8.5 Amendment or Termination. The Company reserves the right to amend, modify, suspend or terminate the Plan at any time without prior notice by action of its Board; provided, however, that no such action may deprive a Participant of his rights to receive a benefit pursuant to the Plan with respect to Compensation elected to be deferred prior to such action, determined as though such benefit were subject to Section 411 of the Internal Revenue Code of 1986, as in effect on September 14, 1999. An Employer may terminate its participation in the Plan at any time by action of its board of directors.

           8.6 No Fiduciary Relationship Created. Nothing contained in this Plan, and no action taken pursuant to the provisions of this Plan, shall create or be deemed to create a fiduciary relationship between the Company or any other Employer or the Plan Administrator and any Participant, beneficiary or any other person.

           8.7 Release. Any payment to any Participant or beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Plan Administrator, the Company, the other Employers and any of their respective officers, directors, shareholders, employees or agents.

           8.8 No Warranty or Representation. Neither the Company nor any other Employer makes any warranty or representation regarding the effect of deferrals made or benefits paid under this Plan for any purpose.

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           8.9 Construction. Words used in the masculine shall apply to the feminine where applicable; and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

           8.10 Governing Law. To the extent that Ohio law is not preempted by ERISA, the provisions of the Plan shall be governed by the laws of the State of Ohio.

           8.11 Counterparts. This Plan may be signed in any one or more counterparts each of which together shall constitute one instrument.

           IN WITNESS WHEREOF, Brush Wellman Inc. has executed this Plan this ____ day of ________________, 2000, effective as of the Effective Time.

                                        BRUSH WELLMAN INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                     Effective as of the "Effective Time" (as hereinbefore defined), Brush Engineered Materials Inc. hereby assumes the status of the "Company" under the Plan and otherwise agrees to be bound by the terms and conditions of the Plan.

                     Executed at Cleveland, Ohio, this ______ day of ________________, 2000.

                                        BRUSH ENGINEERED MATERIALS INC.



                                        By:
                                           -------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




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